Federated Hermes California Municipal Cash Trust
A Portfolio of Federated Hermes Money Market Obligations Trust
WEALTH SHARES (TICKER CAIXX)
SERVICE SHARES (TICKER CACXX)
CASH II SHARES (TICKER CALXX)
CASH SERIES SHARES (TICKER CCSXX)
CAPITAL SHARES (TICKER CCCXX)

SUPPLEMENT TO CURRENT SUMMARY PROSPECTUS AND PROSPECTUS
On February 15, 2024, the Board of Trustees of Federated Hermes Money Market Obligations Trust approved amending the principal investment strategies of Federated Hermes California Municipal Cash Trust (the “Fund”) to permit the Fund to regularly invest in securities subject to the federal alternative minimum tax (AMTs), rather than invest in such securities on an exception basis. This change is effective on May 6, 2024. As a result of the change, interest from the Fund’s investments and the Fund’s distributions to shareholders may be subject to AMT. Additionally, the Fund may have enhanced liquidity and diversification as a result of an expanded universe of investment opportunities.
Accordingly, please see “What are the Fund’s [Main] Investment Strategies?” in the Fund’s current Summary Prospectus and Prospectus for details on the changes effective on May 6, 2024.
February 28, 2024

Federated Hermes California Municipal Cash Trust
Federated Hermes Funds
4000 Ericsson Drive
Warrendale, PA 15086-7561
Contact us at FederatedHermes.com/us
or call 1-800-341-7400.
Federated Securities Corp., Distributor
Q456329 (2/24)
© 2024 Federated Hermes, Inc.